AUER GROWTH FUND

(AUERX)

PROSPECTUS

December 21, 2007

SBAuer Funds, LLC

10401 N. Meridian St., Suite 100

Indianapolis, IN 46290

888-711-AUER (2837)

www.auergrowthfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Auer Growth Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges that the advisor believes present the most favorable potential for capital appreciation. In selecting stocks for the Fund’s portfolio, the advisor reviews public companies’ financial statements to determine those companies that report substantial sales and earnings growth over the prior twelve months, plus a price to earnings ratio that has decreased substantially during that time. After identifying these growth stocks, the advisor focuses its review on secondary criteria including, but not limited to, earnings per share growth, earnings outlook, competitive position, and the balance sheet of each individual company. The advisor typically purchases common stocks of companies that have a relatively low price to earnings ratio, as such ratio is determined by the advisor.

On an ongoing, daily basis, the advisor monitors any new publicly available financial statements of the Fund’s portfolio companies and upgrades the portfolio by moving assets into those stocks deemed by the advisor to have the highest potential for growth at the time of analysis. This upgrading process is designed to invest the Fund’s assets in stocks that demonstrate superior growth characteristics relative to their peers, as determined by the advisor using its proprietary screening process.

The Fund typically invests in equity securities, primarily common stocks traded on established U.S. exchanges and bulletin boards, equity real estate investment trusts (REITs) and American Depositary Receipts (ADRs). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests. The Fund may invest in foreign companies operating in developed countries, through ADRs traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company.

The Fund’s advisor will use a multi-cap strategy without regard to whether the securities are conventionally categorized as large-, mid-, small- or micro-cap, or whether they are generally categorized as growth or value stocks. The Fund’s composition is determined by the advisor’s proprietary quantitative screening process, rather than by pre-determined target weighting. Although the Fund aims to be fully invested, a portion of the Fund’s portfolio may be allocated to cash, money market funds or short-term debt instruments. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective if holding a significant cash position.

The Fund’s portfolio likely will be overweighted in certain market sectors as compared to other, more broadly diversified mutual funds, because the Fund’s advisor seeks the best growth opportunities regardless of market sector. This will increase the Fund’s exposure to the risks described below under “Sector Risk.” The Fund may, for example, be overweighted at times in fast growing market sectors, including but not limited to, the energy or financials sector. The sectors in which the Fund may be overweighted are expected to vary at different points in the economic cycle.

Once a portfolio security has been purchased, the Fund typically will hold that security for at least one quarter unless certain events outside the ordinary course of business are reported to the public, including but not limited to, the departure of a key executive, accounting irregularities, or the filing of a major lawsuit against the company. The Fund typically also will sell any stock if the company’s fundamental factors deteriorate (or equity analysts predict they will decline) below the advisor’s minimum growth levels. The advisor typically sells a portfolio security once the market price of the security doubles from the price paid by the Fund. The advisor may determine to retain such a portfolio security, however, if the company’s sales and earnings growth would re-qualify the stock for purchase by the Fund pursuant to the advisor’s screening process.

The advisor will engage in active trading of the Fund’s portfolio securities due to its investment strategy and, as a result, the Fund likely will experience an extremely high portfolio turnover rate, the effects of which are described below under “Turnover Risk.” The Fund will seek to realize profits by anticipating relatively short-term market movements and it is not designed to be tax-efficient.

Principal Risks of Investing in the Fund

•	Investment Risk. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

•

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•

Management Risk. The advisor’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the advisor’s projections about the prospects for individual securities are incorrect, such errors in judgment may result in significant losses in the Fund’s investment in the securities, as well as possible losses overall for the Fund. The advisor is newly-formed and has no prior experience managing a mutual fund.

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return.

•

Value Risk. The Fund seeks to invest in securities that are trading at a low price to earnings ratio based on the advisor’s estimate of the company’s intrinsic value. The market may not agree with the advisor’s estimate, and the security may not perform as expected. For example, a security’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

•

Issuer Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Small and Mid-Size Company Risk. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of micro-cap and smaller issuers typically is less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of micro-cap and smaller issuers at an acceptable price, especially in periods of market volatility.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Sector Risk. The Fund may from time to time overweight its investments in certain market sectors, which will cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those sectors. To the extent that the Fund’s investments are overweighted in one or more sectors, the Fund’s investments in those sectors are subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting those sectors. Relative to the S&P 500 Index, the Fund may have a greater percentage of its assets invested in certain market sectors, such as the energy, information technology, transportation, and financials sectors, and weakness in these sectors could result in significant losses to the Fund. Energy companies may be significantly affected by supply and demand factors, including weather, and general economic, social and political conditions, and by changes in domestic or foreign government regulation of energy related industries, advances in energy technology and taxation. Information technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Financial companies may be significantly affected by general economic conditions, including changes in interest rates, and by changes to state or federal regulations applicable to financial companies. Transportation companies may be affected significantly by general economic conditions, increases in commodities prices and labor relations.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Fund’s performance.

•

Foreign Securities Risk. The Fund may invest in ADRs sponsored by a U.S. bank or trust company that are listed on a U.S. exchange. When the Fund invests in ADRs, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company, particularly in connection with securities relating to issuers that are located in emerging markets because such markets typically are more volatile than the markets of developed countries with more mature economies.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; other investment companies, including money market funds and exchange-traded funds that invest in bonds or equity securities that are not consistent with the Fund’s principal strategies; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. To the extent consistent with the Fund’s principal strategies as described above, the Fund also may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the advisor, or if the advisor believes that sufficient investment opportunities that meet the Fund's investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Is the Fund right for you?

The Fund may be suitable for:

•	long-term investors seeking a fund with an aggressive growth investment strategy;
•	investors who want exposure to common stocks in a broad range of market capitalizations;
•	investors who want a professional advisor to shift their assets among different growth stocks as market conditions change; or
•	investors willing to accept a high degree of price fluctuations in their investment.

How has the Fund performed in the past?

The Fund recently commenced operations and, as a result, has no prior performance history. The appendix at the end of this prospectus sets forth performance data relating to the historical performance of private accounts managed by the portfolio managers for the periods indicated with investment objectives, policies, strategies and risks substantially similar to those of the Fund.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.50%
Distribution (12b-1) Fees (dormant)[2]	0.00%
Other Expenses[3]	0.60%

Total Annual Fund Operating Expenses	2.10%
Expense Reimbursement[4]	(0.15%)
Net Annual Fund Operating Expenses	1.95%

_______________

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 2.00% redemption fee on shares redeemed within 90 calendar days after they are purchased.

2 The Fund has the ability to impose a 12b-1 fee of 0.25%, subject to Board approval. The Fund’s 12b-1 plan has not yet been activated and the Fund does not anticipate charging 12b-1 fees during its initial fiscal year.

3 Based on estimated amounts for the Fund’s initial fiscal year. Fees and expenses of money market funds and other investment companies in which the Fund may invest (“acquired funds”) are estimated to be less than 0.01% of the Fund’s average daily net assets for the initial fiscal year. Fees and expenses of acquired funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in acquired funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value.

4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.95% of the average daily net assets of the Fund shares, through November 30, 2010. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund for the time periods indicated, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$198	$612

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $10,000 except that the minimum investment for qualified plans is $4,000. The advisor may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:                                                                             Overnight:

Auer Growth Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Auer Growth Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 711-AUER(2837) to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Depositing Securities - Shares of the Fund may be purchased in exchange for an investor's securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must contact SBAuer Funds, LLC, the Fund’s advisor, to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. SBAuer Funds requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, SBAuer Funds will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by SBAuer Funds. Upon SBAuer Funds’ acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund's custodian. Securities are valued in the manner described for valuing Fund assets in the section entitled "Determination of Net Asset Value." Acceptance of such orders may occur on any day during the five-day period afforded Auer Funds to review the acceptability of the securities. SBAuer Funds will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. The minimum additional investment is $250. Each additional mail purchase request must contain:

-your name	-the name of your account(s)
-your account number(s)	-a check made payable to Auer Growth Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (888) 711-AUER (2837) to obtain instructions on how to set up your account and to obtain an account number.

Distribution Plans

The Fund has a distribution plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, the Fund can pay the Fund’s distributor, its advisor and/or other financial institutions, a fee of up to 0.25% of the average daily net assets for providing personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature, and servicing shareholder accounts. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. The Fund’s 12b-1 plan has not yet been activated and the Fund does not anticipate charging 12b-1 fees during its initial fiscal year.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:                                                                             Overnight:

Auer Growth Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Auer Growth Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (888) 711-AUER (2837) if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (888) 711-AUER (2837). You must first complete the optional Telephone Redemption section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing can result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds from shares withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the required holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be reinvested in the Fund and used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult for the Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 711-AUER (2837). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund’s advisor at a fair value, pursuant to guidelines established by the Board of Trustees. When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund’s advisor seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund’s advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor’s fair value methodology is inappropriate. The Fund’s advisor will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains (the excess of net long-term capital gain over net short term capital loss) to its shareholders normally once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Advisor. SBAuer Funds, LLC, 10401 N. Meridian St., Suite 100, Indianapolis, IN 46290, serves as investment advisor to the Fund. The advisor has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The advisor was formed in 2007 by Robert C. Auer. Although the advisor has no prior experience managing a mutual fund, the portfolio managers have been managing other investment accounts using the same style that they will use to manage the Fund.

The Fund is authorized to pay the advisor a fee equal to 1.50% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses to the extent necessary to maintain the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), and 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.95% of the average daily net assets of the Fund, through November 30, 2010. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreements will be contained in the Fund’s initial semi-annual report to shareholders.

Portfolio Manager. Messrs. Robert and Bryan Auer are jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection and investment monitoring.

Robert C. Auer is the founder of SBAuer Funds, LLC and has served as Senior Portfolio Manager since its inception. Prior to founding SBAuer Funds, LLC, Mr. Auer was employed between 1986 and August 2007 at Morgan Stanley, where he served as Vice President of Investments. At Morgan Stanley, he was the financial advisor to approximately 350 non-discretionary brokerage accounts, providing financial advice to accounts with in excess of $100 million in assets. On three separate occasions during his tenure at Morgan Stanley, Mr. Auer received the National Sales director award, granted to the top 10% of Morgan Stanley Financial Advisors. From 1996 to 2004, Mr. Auer was the lead stock market columnist for the Indianapolis Business Journal “Bulls & Bears” weekly column, authoring over 400 columns, which discussed a wide range of investment topics.  Mr. Auer received his Bachelor of Science in Business Systems from Taylor University in 1983.

Bryan L. Auer serves as an analyst for SBAuer Funds, LLC. Mr. Auer developed the Fund’s investment process in 1987 and has jointly applied the investment process to his personal accounts with the assistance of his son, Mr. Robert C. Auer. Prior to 1986, Mr. Auer was the owner of a chemical specialty business, which he founded.  Since 1986, Mr. Auer has been a private investor.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including the compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund recently commenced operations, there are no financial highlights available at this time.

APPENDIX WITH INDEPENDENT VERIFIER’S REPORT

Adviser’s Prior Performance

Ashland Partners & Company LLP (“Ashland”) has examined the prior performance of a composite of two tax-exempt accounts managed by the Fund’s portfolio managers from January 1, 1987 through September 30, 2007 (referred to in Ashland’s report as the “Auer Growth Portfolio”). Ashland has set forth its findings in the report contained in this Appendix.

The information is provided to illustrate the prior performance of the Auer Growth Fund’s (the “Fund”) portfolio managers in managing the Auer Growth Portfolio, using the same methodology that they will employ on behalf of the Fund and measured against a market index. This illustration does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The Auer Growth Portfolio was not subject to the diversification requirements, specific tax restrictions and investment limitations that are imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Auer Growth Portfolio could have been adversely affected if the Auer Growth Portfolio had been subject to mutual fund regulations.

Independent Verifier’s Report

Ashland Partners & Company LLP

Mr. Robert Auer

SBAuer Funds, LLC

10401 N. Meridian Street Indianapolis, IN 46290

We have examined the accompanying Schedule of Quarterly Returns and the Notes to the Schedule of Quarterly Returns for the Auer Growth Portfolio for the period January 1, 1987 through September 30, 2007. This performance presentation is the responsibility of management. Our responsibility is to express an opinion on this performance presentation based on our examination.

Our examination was conducted in accordance with attestation standards generally accepted in the United States and, accordingly, included examining, on a test basis, evidence supporting the Notes to the Schedule of Quarterly Returns for the Auer Growth Portfolio and performing such other procedures as we considered necessary in the circumstances. Our examination included procedures to examine the investment process and to obtain reasonable assurance that performance results were calculated using acceptable industry-standard methodologies. We believe our examination provides a reasonable basis for our opinion.

In our opinion, the accompanying Schedule of Quarterly Returns and Notes to the Schedule of Quarterly Returns present fairly, in all material respects, the performance record of the Auer Growth Portfolio in conformity with generally accepted calculation methodologies and performance presentation standards of the industry.

Ashland Partners & Company LLP November 16, 2007

17

AUER GROWTH PORTFOLIO

SCHEDULE OF QUARTERLY RETURNS

Asset-Weighted Returns NET of Fees (annualized for periods greater than one year)

Results have been calculated in U.S. Dollars

	1	2	3	4		5	6	7	8	9	10	11	12	13	14		15	16	17	18	19	20
Quarter	Year	Years	Years	Years	Years	Years	Years	Years	Years		Years	Years	Years	Years	Years	Years	Years	Years	Years	Years	Years
1Q-1987 2Q-1987 3Q-1987 4Q-1987 1Q-1988 2Q-1988 3Q-1988 4Q-1988 1Q-1989 2Q-1989 3Q-1989 4Q-1989 1Q-1990 2Q-1990 3Q-1990 4Q-1990 1Q-1991 2Q-1991 3Q-1991 4Q-1991 1Q-1992 2Q-1992 3Q-1992 4Q-1992 1Q-1993 2Q-1993 3Q-1993 4Q-1993 1Q-1994 2Q-1994 3Q-1994 4Q-1994 1Q-1995 2Q-1995 3Q-1995 4Q-1995 1Q-1996 2Q-1996 3Q-1996 4Q-1996 1Q-1997 2Q-1997 3Q-1997 4Q-1997 1Q-1998 2Q-1998 3Q-1998 4Q-1998	37.07% (1.28%) 10.64% (29.83%) 12.11% 14.40% (3.24%) 2.20% 5.47% 4.39% 0.70% (7.28%) 0.80% 14.04% (26.09%) 15.57% 63.34% (3.99%) 6.10% 18.24% 33.36% 2.94% (2.90%) 15.33% 16.87% 15.57% 2.62% 8.61% 4.74% (20.00%) 4.70% 2.63% 12.37% 11.13% 50.80% (8.34%) 9.25% 30.59% (2.89%) (7.27%) 13.66% 5.95% 47.54% (12.89%) 4.09% 0.15% (22.68%) 2.28%	5.05% (14.08%) (0.43%) (12.92%) 26.82% 19.32% 8.88% 13.3 1% 2.80% (1.75%) 7.33% (21.22%) (1.81%) 59.11% 33.95% 92.30% 96.75% 60.63% 72.22% 57.61% 53.72% 34.73% 51.25% 59.85% 50.54% 34.91% (6.61%) (4.72%) (9.97%) (3.40%) 34.18% 93.27% 72.61% 67.82% 97.20% 26.99% 28.48% 33.66% 8.44% 64.76% 54.77% 41.74% 33.98% (29.79%) (17.56%)	15.43% 1.25% 4.12% (0.67%) 14.18% 8.27% 8.10% (5.52%) 0.47% 25.03% 19.91% 23.08% 38.99% 59.87% 51.89% 74.09% 73.91% 47.11% 61.40% 58.73% 52.13% 34.82% 18.85% 23.42% 16.42% 14.16% 11.94% 35.70% 24.66% 27.32% 62.67% 56.66% 48.92% 49.77% 46.24% 44.65% 41.01% 37.64% 20.54% 7.55% 12.96%	11.06% 0.24% 5.18% (8.06%) 8.58% 23.10% 16.11% 19.73% 25.69% 35.92% 35.29% 33.66% 43.74% 51.00% 51.68% 69.21% 65.74% 42.93% 34.49% 33.90% 27.73% 20.64% 23.76% 43.32% 32.75% 29.80% 35.20% 32.73% 25.92% 29.40% 42.10% 59.32% 50.84% 47.04% 42.03% 13.68% 17.91%	7.69% 12.51% 11.73% 10.57% 25.98% 31.56% 28.14% 28.25% 32.18% 35.62% 39.11% 39.77% 45.41% 46.81% 34.36% 46.58% 42.29% 29.59% 34.42% 46.77% 37.71% 31.02% 39.05% 39.05% 31.67% 30.76% 27.95% 40.10% 32.59% 32.38% 40.03% 29.81% 29.70%	21.48% 20.82% 21.83% 18.69% 31.10% 32.19% 32.46% 34.03% 35.67% 35.48% 28.46% 29.46% 32.12% 35.02% 34.32% 54.91% 47.90% 36.47% 45.13% 42.58% 35.81% 31.54% 32.30% 43.85% 36.00% 32.88% 29.13% 22.02% 20.57%	26.34% 23.03% 26.31% 24.73% 34.15% 32.64% 24.96% 26.62% 26.71% 28.05% 29.39% 38.40% 38.14% 40.00% 43.20% 49.87% 44.47% 35.99% 38.25% 46.06% 38.80% 33.19% 32.58% 27.64% 25.11%	29.55% 24.66% 20.97% 20.02% 26.72% 26.77% 26.24% 34.50% 32.43% 33.10% 37.42% 36.71% 36.71% 39.08% 37.62% 51.91% 45.90% 36.80% 37.63% 31.55% 28.85%	23.79% 20.75% 22.55% 27.39% 31.71% 31.29% 33.48% 33.54% 31.93% 33.17% 33.41% 39.94% 38.85% 39.41% 37.16% 37.94% 35.85%	28.45% 25.25% 29.20% 27.34% 31.35% 31.55% 30.43% 36.69% 34.29% 34.09% 33.48% 29.61% 31.04%	28.45% 26.07% 26.96% 30.67% 33.52% 32.54% 30.78% 27.88% 27.89%	30.64% 27.42% 27.58% 23.49% 27.80%	25.73%

1 of 2Ashland Partners and Co. LLP - 3549 Lear Way, Suite 105 - Medford, OR 97504 - T: 541.857.8800 F: 541.779.5660

18

	Quarter	1 Year	2 Years	3 Years	4 Years	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years	11 Years	12 Years	13 Years	14 Years	15 Years	16 Years	17 Years	18 Years	19 Years	20 Years
1Q-1999	8.93%	(13.73%)	10.58%	17.79%	28.69%	21.52%	23.65%	25.18%	29.14%	32.17%	28.31%	27.46%	23.34%
2Q-1999	1.09%	(12.92%)	8.02%	8.16%	25.68%	27.34%	20.92%	24.85%	29.98%	30.41%	27.90%	26.04%	23.59%
3Q-1999	(0.27%)	12.32%	(11.19%)	9.12%	13.34%	26.11%	20.35%	25.33%	28.97%	34.83%	27.77%	26.38%	22.52%
4Q-1999	8.01%	18.62%	(1.11%)	14.81%	18.09%	27.40%	20.24%	24.16%	27.52%	33.82%	29.74%	27.02%	27.01%	25.16%
1Q-2000	28.86%	40.32%	10.03%	19.72%	23.06%	30.94%	24.46%	25.91%	26.98%	30.34%	32.96%	29.36%	28.49%	24.57%
2Q-2000	2.88%	42.80%	11.52%	18.55%	15.94%	28.93%	29.79%	23.83%	26.97%	31.34%	31.60%	29.18%	27.36%	24.97%
3Q-2000	12.92%	61.69%	34.77%	8.44%	20.39%	21.69%	31.44%	25.54%	29.39%	32.25%	37.30%	30.54%	29.01%	25.16%
4Q-2000	(15.31%)	26.78%	22.63%	7.43%	17.69%	19.78%	27.30%	21.15%	24.49%	27.44%	33.10%	29.47%	27.00%	26.99%	25.28%
1Q-2001	12.05%	10.24%	24.37%	10.10%	17.28%	20.38%	27.24%	22.33%	23.83%	25.00%	28.17%	30.72%	27.64%	26.98%	23.49%
2Q-2001	22.50%	31.27%	36.91%	17.75%	21.61%	18.85%	29.32%	30.00%	24.74%	27.44%	31.33%	31.57%	29.36%	27.65%	25.41%
3Q-2001	(14.64%)	(0.77%)	26.67%	21.69%	6.06%	15.83%	17.62%	26.27%	21.90%	25.63%	28.51%	33.30%	27.59%	26.43%	23.11%
4Q-2001	29.77%	52.05%	38.84%	31.74%	17.17%	23.88%	24.63%	30.57%	24.64%	27.28%	29.71%	34.72%	31.21%	28.77%	28.63%	26.91%
1Q-2002	17.42%	59.33%	32.53%	35.08%	20.76%	24.69%	26.14%	31.39%	26.43%	27.35%	28.07%	30.73%	32.89%	29.84%	29.06%	25.60%
2Q-2002	10.38%	43.57%	37.28%	39.10%	23.73%	25.71%	22.66%	31.26%	31.63%	26.70%	28.97%	32.40%	32.53%	30.40%	28.73%	26.54%
3Q-2002	(17.97%)	37.97%	17.01%	30.33%	25.57%	11.79%	19.25%	20.33%	27.67%	23.59%	26.81%	29.34%	33.69%	28.36%	27.22%	24.04%
4Q-2002	8.79%	15.67%	32.61%	30.64%	27.52%	16.87%	22.47%	23.31%	28.61%	23.61%	26.07%	28.37%	33.02%	29.95%	27.79%	27.72%	26.17%
1Q-2003	16.28%	14.54%	35.09%	26.24%	29.62%	19.49%	22.94%	24.41%	29.16%	25.05%	26.01%	26.78%	29.30%	31.38%	28.68%	28.04%	24.88%
2Q-2003	45.14%	50.61%	47.05%	41.59%	41.89%	28.69%	29.56%	26.31%	33.54%	33.61%	28.91%	30.80%	33.83%	33.84%	31.75%	30.08%	27.93%
3Q-2003	27.64%	134.35%	79.81%	47.49%	50.92%	42.26%	26.47%	31.34%	30.79%	36.59%	31.75%	34.09%	35.91%	39.59%	34.00%	32.51%	29.08%
4Q-2003	18.17%	154.56%	71.59%	64.81%	54.35%	46.43%	33.06%	35.96%	35.01%	38.74%	32.87%	34.39%	35.90%	39.82%	36.34%	33.80%	33.35%	31.49%
1Q-2004	14.83%	151.38%	69.69%	66.16%	49.96%	47.98%	35.26%	36.16%	35.85%	39.08%	34.10%	34.17%	34.22%	36.09%	37.61%	34.56%	33.55%	30.13%
2Q-2004	0.35%	73.81%	61.79%	55.48%	49.03%	47.77%	35.30%	35.11%	31.45%	37.51%	37.17%	32.46%	33.93%	36.55%	36.36%	34.20%	32.46%	30.26%
3Q-2004	(6.74%)	26.99%	72.51%	60.13%	42.07%	45.80%	39.59%	26.54%	30.79%	30.36%	35.59%	31.31%	33.48%	35.20%	38.65%	33.52%	32.16%	28.95%
4Q-2004	27.29%	36.78%	86.61%	59.10%	57.31%	50.67%	44.78%	33.59%	36.07%	35.20%	38.55%	33.22%	34.59%	35.97%	39.61%	36.37%	33.98%	33.55%	31.78%
1Q-2005	18.11%	40.70%	88.07%	59.41%	59.39%	48.06%	46.74%	36.02%	36.72%	36.38%	39.24%	34.69%	34.70%	34.71%	36.41%	37.82%	34.93%	33.96%	30.70%
2Q-2005	(0.14%)	40.01%	56.00%	54.18%	51.46%	47.18%	46.44%	35.96%	35.71%	32.37%	37.76%	37.43%	33.07%	34.39%	36.79%	36.60%	34.56%	32.89%	30.78%
3Q-2005	17.49%	76.39%	49.67%	73.80%	64.05%	48.36%	50.50%	44.34%	31.91%	35.21%	34.36%	38.88%	34.58%	36.38%	37.79%	40.89%	35.86%	34.42%	31.22%
4Q-2005	(2.63%)	34.94%	35.86%	67.49%	52.68%	52.55%	47.92%	43.33%	33.75%	35.94%	35.18%	38.21%	33.36%	34.61%	35.90%	39.29%	36.28%	34.04%	33.63%	31.94%
1Q-2006	12.47%	28.49%	34.45%	65.64%	51.05%	52.67%	44.60%	43.98%	35.06%	35.78%	35.57%	38.22%	34.16%	34.22%	34.25%	35.87%	37.21%	34.54%	33.65%	30.58%
2Q-2006	3.01%	32.54%	36.22%	47.75%	48.46%	47.47%	44.64%	44.37%	35.53%	35.36%	32.39%	37.27%	37.01%	33.03%	34.26%	36.51%	36.34%	34.44%	32.87%	30.87%
3Q-2006	(8.86%)	2.81%	34.67%	32.06%	52.42%	49.41%	39.56%	42.53%	38.35%	28.30%	31.55%	31.13%	35.44%	31.82%	33.65%	35.13%	38.14%	33.65%	32.43%	29.54%
4Q-2006	10.78%	16.97%	25.63%	29.25%	53.11%	44.76%	45.95%	43.04%	39.73%	31.78%	33.91%	33.41%	36.30%	32.03%	33.27%	34.54%	37.78%	35.06%	33.03%	32.69%	31.15%
1Q-2007	9.52%	13.91%	20.98%	27.22%	50.84%	42.76%	45.39%	39.76%	39.83%	32.52%	33.42%	33.44%	36.01%	32.48%	32.65%	32.79%	34.38%	35.72%	33.31%	32.53%	29.69%
2Q-2007	15.00%	27.16%	29.82%	33.13%	42.31%	43.93%	43.87%	42.00%	42.10%	34.58%	34.52%	31.91%	36.40%	36.23%	32.60%	33.77%	35.90%	35.79%	34.02%	32.57%	30.68%
3Q-2007	3.03%	43.75%	21.57%	37.63%	34.89%	50.65%	48.45%	40.15%	42.68%	38.94%	29.77%	32.62%	32.14%	36.06%	32.64%	34.30%	35.65%	38.47%	34.19%	33.01%	30.22%

Past performance is not indicative of future results. The Independent Verifier’s Report and the Notes to Schedule of Quarterly Returns are an integral part of this presentation.

2 of 2	Ashland Partners and Co. LLP - 3549 Lear Way, Suite 105 - Medford, OR 97504 - T: 541.857.8800 F: 541.779.5660

NOTES TO THE SCHEDULE OF QUARTERLY RETURNS – PAGE 1 OF 2

1.	ORGANIZATION

SBAuer Funds, LLC is a federally registered investment adviser founded in 2007.

2.	DESCRIPTION OF THE AUER GROWTH PORTFOLIO

The Auer Growth Portfolio invests in equities and cash and consists of all accounts managed in a substantially similar manner. Although covered call option contracts and protective put option contracts have not been used in the past, the adviser reserves the right to employ them to protect or liquidate portfolio positions. Generally accounts will be 70% to 100% invested in about 200 equities and the strategy does not focus on a particular market capitalization, which means that it utilizes large, medium or small capitalization stocks without a predetermined target weighting for any capitalization. The amount invested in a single security generally ranges from 0.25% to 5% of the portfolio as a whole at time of purchase. For comparison purposes, the portfolio is measured against the S&P 500 Index, the volatility and holdings of which may be materially different from that of the portfolio. The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market; this index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The inception of the product is January 1, 1987. Non-fee-paying accounts comprise 100% of the strategy. The U.S. Dollar is the currency used to express performance.

3. ANNUAL PERFORMANCE RELATIVE TO STATED BENCHMARK

* Results presented for year 2007 represent the partial period January 1, 2007 through September 30, 2007

Ashland Partners and Co. LLP - 3549 Lear Way, Suite 105 - Medford, OR 97504 - T: 541.857.8800 F: 541.779.5660

NOTES TO SCHEDULE OF QUARTERLY RETURNS – PAGE 2 OF 2

4. METHODOLOGIES

The rates of return have been prepared in accordance with acceptable industry standard methodologies. These methodologies include, but are not limited to, the following:

•	The product returns reflect asset-weighted total returns, using beginning of period market values.
•	Monthly returns are calculated using the Modified Dietz Method. This methodology has been applied consistently for all periods. Other methods may produce different results.
•	Quarterly and annual rates of return for the portfolio are computed by geometrically linking the monthly rates of return for the indicated number of months.
•	Transactions are recorded on settlement date.
•	Cash basis accounting is used to record dividend and interest income.
•	Performance results include the cost of retail brokerage commissions, but exclude the impact of income taxes.
•	Adviser utilizes neither leverage nor derivative investments as a material component of its investment strategies.

5. FEES

Returns are presented net of all fees and transaction costs incurred and include the reinvestment of all income. Performance was calculated using the highest applicable annual expense ratio of 1.95% applied quarterly. Actual investment advisory fees incurred by clients may vary. Historical rates of return may not be indicative of future rates of return.

6. REPORTS

The Independent Verifier’s Report and the Schedule of Quarterly Returns are an integral part of this presentation.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While this prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and, when available, the Fund’s Annual and Semi- Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (888) 711-AUER (2837). You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports are available, free of charge, at the Fund’s Internet site at www.auergrowthfund.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

AUER GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

December 21, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the Auer Growth Fund (the “Fund”) dated December 21, 2007. A free copy of the Prospectus can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling Shareholder Services at (888) 711-AUER (2837).

DESCRIPTION OF THE TRUST AND THE FUND

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax Advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

B. Depository Receipts. The Fund may invest in American Depository Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

C.        Real Estate Investment Trust. A real estate investment trust (“REITs”) is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended

D.         U.S. Government Obligations. “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

E.        Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or which, in the opinion of the Advisor, is of equivalent investment quality. Certain notes may have floating or variable rates. Unless deemed liquid by the Advisor variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

F.        Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days generally are deemed illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

G.        Options. The Fund may purchase and sell options involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

The purchase of options involves certain risks. The purchase of options typically will limit the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.

The Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

INVESTMENT LIMITATIONS

A.   Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.    Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.    Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.    Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.    Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.    Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.    Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.    Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry, as “industry” is defined by the Global Industry Classification Standards (April 2006) and compiled by Standard & Poor’s. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.    Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.        Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in paragraph (1) of Fundamental Limitations above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.              Borrowing. The Fund will not engage in borrowing (including reverse repurchase agreements).

3.             Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.              Options. The Fund will not purchase or sell puts, calls, options or straddles, except as otherwise described in the Fund’s prospectus or this SAI .

5.              Illiquid Securities. The Fund will not purchase illiquid securities that cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

INVESTMENT ADVISOR

SBAuer Funds LLC, 10401 N. Meridian St., Suite 100, Indianapolis, IN 46290, serves as investment advisor to the Fund. The advisor was formed in 2007 by Robert C. Auer and has no prior experience managing a mutual fund. Sheaff Brock, a federally registered investment advisor, owns a minority interest in SBAuer Funds and provides SBAuer Funds with office space and back office support.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Advisor contractually has agreed to waive its fee and reimburse the Fund’s expenses, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.95% the average daily net assets of the Fund, through November 30, 2010. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that expense was incurred; provided that the Fund is able to make the repayment without exceeding the expense limitation set forth above.

The Advisor retains the right to use the name “Auer” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Auer” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Robert C. Auer and Bryan Auer serve as portfolio managers for the Fund and, as such, are responsible for making all investment decisions of the Fund (each, a “Portfolio Manager”). Prior to forming the advisor, Mr. Robert Auer managed 338 non-discretionary brokerage accounts, representing $103.6 million as of July 31, 2007. As of December 1, 2007, the Portfolio Managers managed their personal and family accounts, for which they received no compensation.

Compensation: The Adviser’s investment team is responsible for the day-to-day management of the Fund. Robert Auer and Bryan Auer (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Adviser’s investment team. As of December 21, 2007, each Portfolio Manager exclusively managed the Fund and was not responsible for the portfolio management of any other client account.

Each Portfolio Manager is compensated for his services by the Adviser. Each Portfolio Manager’s compensation consists of a fixed salary. Mr. Robert Auer, as the majority owner of the Adviser, also receives any net profits of the Adviser, if any.

Potential Conflicts of Interest: The Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members; as a result, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

Ownership of Fund Shares: As of the date of this SAI, the Portfolio Managers did not own any shares of the Funds. As soon as practical following commencement of the Fund’s investment operation, the portfolio managers intend to purchase shares of the Fund in the following range:

Portfolio Manager	Dollar Range of Fund Shares
Robert C. Auer	Over $1,000,000
Bryan Auer	Over $1,000,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 42 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age - 36) Interim Treasurer, March 2007 to present

Vice President of Fund Accounting and Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC, a mutual fund servicing company, from July 2006 to October 2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 42 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified                       Financial Securities, Inc., one of the Trust’s distributors.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 42 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,143	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,143	$0	$0	$48,000
Daniel J. Condon, Trustee	$905	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$905	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
J. Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$3,572	$0	$0	$150,000**
Heather Bonds, Secretary	$0	$0	$0	$0

1As of the date of this SAI. the Trust consists of 42 series.

2 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of the date of this SAI, the Fund did not have any control persons or principal shareholders.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. Although the Fund’s annual portfolio turnover rate cannot be accurately predicted, the Manager anticipates that the Fund will experience a portfolio turnover rate between 150% and 200%

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

The Trust, the Distributor, and the Advisor have each adopted a Code of Ethics (the “Rule 17j-1 Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at (888) 711-AUER (2837). You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 60 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment Advisors or Advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custodial relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Additionally, the Fund anticipates entering into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor who, in turn, has delegated such responsibility to the Advisor. The Advisor votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests.

The Advisor’s proxy voting policy requires the Advisor to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Advisor’s policy underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Each vote cast by the Advisor on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (888) 711-AUER (2837) to request a copy, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant and administrator. The officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.50 per shareholder account (subject to a monthly minimum fee of $1,667) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.040% of the Fund’s average daily net assets up to $100 million, 0.020% of the Fund’s average daily net assets from $100 million to $250 million, and 0.010% of the Fund’s average daily net assets over $250 million (subject to a monthly minimum fee of $2,083).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.090% of the Fund’s average daily net assets under $100 million, 0.060% of the Fund’s average daily net assets from $100 million to $250 million, and 0.030% of the Fund’s average daily net assets over $250 million (subject to a minimum fee of $2,917 per month).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on November 12, 2007 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Advisor does not currently intend to activate the Plan during the Fund’s first year of operations but may do so at any time.

FINANCIAL STATEMENTS

The Fund recently commenced operations and, as a result, has no financial statements.